UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 25, 2005

DIASYS CORPORATION
(Exact name of small business issuer as specified in its charter)

Delaware	0-24974	06-1339248
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On July 25, 2005 DiaSys Corporation (the "Company") announced the signing of new distributorship agreements for Brazil, Portugal, New Zealand and the Dominican Republic.

ITEM 9.01	Financial Statements and Exhibits

(c) The following exhibits are filed herewith:

Exhibit 10.19 - International Sales and Service Agreement, effective May 16, 2005, between the Company and Genesee Brazil.

Exhibit 10.20 - International Distributor Agreement, effective June 20, 2005, between the Company's wholly-owned subsidiary, DiaSys Europe, Ltd, and Cooplab, Crl.

Exhibit 10.21 - International Sales and Service Agreement, effective as of May 4, 2005, between the Company and Diagnostic Bioserve Limited.

Exhibit 10.22 - International Sales and Service Agreement, effective as of May 22, 2005, between the Company and Bionuclear.

Exhibit 99.1 - Press release dated July 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DIASYS CORPORATION
Date: July 25, 2005	/s/ Gregory Witchel
Gregory Witchel Chief Executive Officer